EXHIBIT 10.15
                          AUGMENT SYSTEMS INCORPORATED


                             1995 STOCK OPTION PLAN


         1.       Purpose of Plan.

         The purpose of this 1995 Stock Option Plan (the "Plan") is to promote the interests of Augment Systems Incorporated, a Delaware corporation (the "Company", including for the purposes of this paragraph any affiliated companies), by providing a method whereby employees of the Company, and others providing material assistance to the Company may be given compensation or additional compensation for their efforts on behalf of or assistance to the Company, and to aid the Company in attracting and retaining capable personnel.

         2.       Scope and Duration of the Plan.

         Options granted under this Plan may contain such terms as will qualify the options as incentive stock options ("ISO's") within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of non-statutory stock options ("NSO's"). Unless otherwise indicated, references in this Plan to "options" include ISO's and NSO's. Subject to adjustment as provided in Section 11 hereof, the maximum number and kind of shares of the Company's capital stock with respect to which options may be granted under this Plan shall be 800,000 shares of Common Stock, $.01 par value per share ("Common Stock"). Until termination of this Plan, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Such shares may be authorized and unissued shares or shares held in the Company's treasury.

         There shall become available for subsequent grants under this Plan any shares of Common Stock underlying an option which cease for any reason to be subject to purchase under such option. No ISO shall be granted under this Plan more than 10 years after its adoption by the Board of Directors.

         3.       Administration of Plan.

         The Plan shall be administered by the Board of Directors or by a Compensation Committee or any successor thereto appointed by the Board of Directors of the Company (the "Committee"). The Committee shall be qualified as required by Rule 16b-3, as amended, and other applicable rules under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at such time as the provisions thereof may be applicable to the Company. The Committee shall be comprised of two or more members of the Board of Directors (or the


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entire Board acting as the  Committee).  The Committee shall have full power and authority to: (i) designate the employees and other persons to whom options shall be granted; (ii) designate options or any portion thereof as ISO's; (iii) determine the number of shares of Common Stock for which options may be granted and the option price or prices; (iv) determine the other terms and provisions of option agreements (which need not be identical) including, but not limited to, provisions concerning the time or times when and the extent to which the options
may  be  exercised   and  the  nature  and  duration  of   restrictions   as  to
transferability or constituting substantial risks of forfeiture, provided that with respect to ISO's such time or times shall not occur before approval of this Plan by the stockholders of the Company in the manner provided under Section 15 below; (v) amend or modify any option, with the consent of the holder thereof;
(vi) accelerate the right of an optionee to exercise in whole or in part any previously granted option; and (vii) interpret the provisions and supervise the administration of this Plan.

         Options may be granted singly or in combination. The Committee shall have the authority to grant in its discretion to the holder of an outstanding option in exchange for the surrender and cancellation of such option, a new option in the same or a different form and containing such terms as the Committee may deem appropriate, including without limitation a price which is different (either higher or lower) than any price provided in the option so surrendered and canceled.

         In connection with the grant of an NSO, the Committee may in its discretion, concurrently or after grant of the NSO, grant or agree to grant a tax offset bonus to the optionee to offset in whole or in part the tax liability of the optionee realized upon exercise of the NSO, provided that any such grant or agreement to grant a tax offset bonus shall be authorized only if the Committee anticipates in good faith that the Company would receive a net after-tax economic benefit from the grant of such bonus and NSO instead of the grant of an ISO of similar tenor.

         All decisions and selections made by the Committee pursuant to the provisions of this Plan shall be made by a majority of its members except that any decision with respect to the grant of an option to a member of the Committee shall be made by a majority of the other members of the Committee who are not the holders of options issued pursuant to this Plan, and if there be no such members, pursuant to vote of a majority of the members of the Board of Directors who are not the holders of options issued pursuant to this Plan. Any decision reduced to writing and signed by all of the members of the Committee who are authorized to make such decision shall be as fully effective as if it had been made by a majority at a duly held meeting of the Committee.

         The Committee may employ attorneys, consultants, accountants or other persons, and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all persons who receive grants of options, and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to this Plan or grants hereunder. Each member of


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the Committee  shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with this Plan unless arising out of such member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members of the Committee may have as directors or otherwise under the by-laws of the Company, or any agreement, vote of stockholders or disinterested directors, or otherwise.

         4.       Designation of Participants.

         Options may be granted only to employees, including officers who are employees, of the Company or any parent or subsidiary of the Company, and other individuals, including consultants and non-employee Directors, who are determined by the Committee to contribute, or have the potential to contribute, materially to the success of the Company or any parent or subsidiary, provided that ISO's shall be granted only to persons who are employees of the Company or any parent or subsidiary of the Company.

         5.       Option Price.

         (a) The purchase price of each share of Common Stock subject to an option or any portion thereof which has been designated as an ISO shall not be less than 100% (or 110%, if at the time of grant the optionee owns more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation) of the fair market value of such share on the date the option is granted, determined without regard to any restriction other than a restriction which, by its terms, will never lapse. The purchase price of each share of Common Stock subject to an NSO shall be such price as the Committee shall determine in its sole discretion.

         (b) The fair market value of a share of Common Stock on a particular date shall be the mean between the highest and lowest quoted selling prices on such date (the "valuation date") on the securities market where the Common Stock of the Company is traded, or if there were no sales on the valuation date, on the next preceding date within a reasonable period (as determined in the sole discretion of the Committee) on which there were sales. In the event that there were no sales in such a market within a reasonable period, the fair market value shall be as determined in good faith by the Board of Directors in its sole discretion.

         6.       Term and Exercise of Options.

         (a) The term of each ISO granted under this Plan shall be not more than ten years from the date of grant, or five years from the date of grant if at the time of grant the optionee owns more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation. The term of each NSO granted under this Plan shall be such period of time as the Committee shall determine in its sole discretion.



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         (b) An option  shall be  exercisable  at such time or times as shall be determined by the Committee. An option may be exercised only by written notice of intent to exercise such option with respect to a specified number of shares of Common Stock and payment to the Company of the amount of the option price for the number of shares of Common Stock as to which such notice applies. Payment for such shares shall be paid at the time of purchase (i) in cash, (ii) with shares of Common Stock to be valued at the fair market value thereof on the date of such exercise, determined as provided in Section 5(b), (iii) by written notice to the Company to withhold from those shares of Common Stock that would otherwise be obtained on the exercise of such option, the number of shares having a fair market value on the date of exercise equal to the option exercise price, (iv) by any other means, including the promissory note of the holder of the option, which the Committee determines to be consistent with the purpose of this Plan and applicable law, or (v) a combination of the foregoing. Upon receipt of payment, the Company shall deliver to the person exercising such option a certificate or certificates for such shares. It shall be a condition of the Company's obligation to issue Common Stock upon exercise of an option that the person exercising the option pay, or make provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to the issue of Common Stock upon such exercise. Anything in this paragraph to the contrary notwithstanding, an option granted to an optionee who is subject to Section 16(b) of the Exchange Act shall provide that a period of at least six months must elapse between the date of grant of the option and the date of disposition of shares acquired upon exercise of the option.

         The Committee, subject to Board of Director approval, may establish a program through which optionees can borrow funds with which to purchase Common Stock pursuant to exercise of an option.

         (c) The proceeds of the sale of Common Stock subject to options are to be added to the general funds of the Company and used for its general corporate purposes.

         7.       Incentive Stock Options.

         (a) To the extent required under Section 422 of the Code for ISO treatment, the aggregate fair market value (determined as of the time of grant) of stock with respect to which ISO's are exercisable for the first time by an optionee during any calendar year (under this Plan and under all other plans of the Company and any parent and subsidiary corporations) shall not exceed $100,000.

         (b) In the event of amendments to the Code or applicable rules and regulations thereunder relating to incentive stock options subsequent to the date hereof, the Company may amend the provisions of this Plan, and the Company and the employees holding options may agree to amend outstanding option agreements, to reflect such amendments.

         8.       Transfer of Options.



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         An  option  or  portion  thereof  designated  as an  ISO  shall  not be transferable by an optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him. An NSO shall not be transferable by an optionee otherwise than by will or the laws of descent and distribution, except that an optionee who is not subject to Section 16(b) of the Exchange Act may transfer, assign or otherwise dispose of an option
(i) to his spouse, parents, siblings and lineal descendants, (ii) to a trust for the benefit of the optionee and any of the foregoing, or (iii) to any corporation or partnership controlled by the optionee, or (iv) pursuant to a "qualified domestic relations order" as defined in the Code, provided that no such disposition shall affect any conditions for vesting of rights granted pursuant to such option.


         9.       Termination of Employment.

         (a) If the employment of an optionee terminates for any reason other than for cause, or his death, disability (as may be determined by the Committee under Section 9(c) below), retirement at age 65 or over, or retirement at less than age 65 with the consent of the Company or any parent or subsidiary company by which he was employed, he may for a period of three months after the date of termination of his employment (unless a longer period is allowed by the Committee) exercise options held by him to the extent he was entitled to exercise such options on the date when his employment terminated. In no event, however, may such optionee exercise an option at a time when the option would not be exercisable had the optionee remained an employee. For purposes of this
Section 10, an optionee's employment will not be considered terminated (i) if the Committee in the exercise of its discretion shall so determine in the case of sick leave or other bona fide leave of absence approved by the Company or any parent or subsidiary company or (ii) in the case of a transfer by such optionee to the employment of an affiliated company of the employing company.

         (b) If an optionee dies at a time when he is entitled to exercise an option, then at any time or times within one year after his death, such option may be exercised, as to all or any of the shares which the optionee was entitled to purchase immediately prior to his death, by his executor or administrator or the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution. In no event, however, may any option be exercised after the expiration of such option by its terms, except as the Committee may otherwise allow for a period up to one year after such optionee's death.

         (c) If an optionee retires from the service of the Company or any parent or subsidiary company by which he was employed at age 65 or older or retires at less than age 65 with the consent of the Company or such parent or subsidiary, or becomes disabled at a time when he is entitled to exercise an option, then (i) with respect to each NSO, at any time or times within three years of the date of such retirement or disability, and (ii) with respect to each ISO, at any time or times within three months after the date of such retirement or within one year after the date of such disability, he may exercise such option as to all or any of the shares which he was entitled to purchase under such option immediately prior to his retirement or disability. In no event, however, may any option be exercised after the expiration of such option by its terms. The


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Committee  shall have  authority  to  determine  whether or not an optionee  has retired from the service of the Company or any parent or subsidiary company by which he was employed with the consent of the Company or such parent or subsidiary, and whether or not an optionee has become disabled (as such term may be used in the Code); and its determination shall be binding on all concerned.

         (d) If termination of employment of an optionee shall be for cause or in violation of an agreement by the optionee to remain in the employ of the Company or any parent or subsidiary company, the options held by such optionee shall terminate forthwith. If an optionee shall breach in a material respect an agreement to refrain from competition with the Company or any parent or subsidiary company, or to refrain from solicitation of the Company's customers, suppliers or employees of the Company or any parent or subsidiary company, the options, and any shares of Common Stock issued pursuant to the exercise of options, held by such optionee shall at the option of the Company be forfeited by the optionee and deemed not to be outstanding.

         10.      Rights of Stockholders.

         The holders of options shall not be or have any of the rights or privileges of stockholders of the Company in respect of any shares of Common Stock purchasable upon the exercise of any option until such option shall have been validly exercised.

         11.      Adjustments.

         Notwithstanding any other provision of this Plan, the Committee may at any time make or provide for such adjustments to this Plan, to the number and class of shares available hereunder or to any outstanding options, as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of distributions to holders of Common Stock of other than a normal cash dividend, changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any general offer to holders of Common Stock relating to the acquisition of their shares, the Committee may make such adjustment as it deems equitable in respect of outstanding options, including in the Committee's discretion revision of outstanding options, so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Committee shall be conclusive.

         12.      Amendments or Termination.

         The Company's Board of Directors may amend, alter, or discontinue this Plan, except that no amendment or alteration requiring stockholder approval pursuant to the Code's provisions with respect to ISO's or applicable provisions of the Exchange Act shall be made without the approval of the Company's stockholders.


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         13.      Foreign Nationals.

         The Committee may in order to fulfill the purposes of this Plan modify grants to participants who are foreign nationals or employed outside the United States to accommodate differences in applicable law, tax policy, or custom.


         14.      Governing Law.

         This Plan shall be governed by and construed and enforced in accordance with the laws of the State of Delaware to the extent that such laws, as applicable to the Plan, are not superseded by or inconsistent with Federal law.

         15.      Effective Date.

         This Plan is effective as of July 15, 1995, the date of its adoption by the Company's Board of Directors and Shareholders.



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